CONSENT OF INDEPENDENT ACCOUNTANTS



           We consent to the inclusion in this registration statement on Form S-3 of our report dated March 31, 1997, on our audits of the financial statements of Xybernaut Corporation. We also consent to the reference to our firm under the caption "Experts".



                                                        /s/ Coopers & Lybrand
                                                        -----------------------
                                                        Coopers & Lybrand L.L.P.




McLean, VA
January 22, 1998


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